As filed with the Securities and Exchange Commission on March 14, 2003

PROXY STATEMENT PURSUANT

TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Check the appropriate box:

Filed by a party other than the Registrant ☐	☐	Preliminary Proxy Statement
	☒	Definitive Proxy Statement
	☐	Soliciting Material Pursuant to Rule 14a-12
	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
	☐	Definitive Additional Materials

MUNIENHANCED FUND, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD INSURED FUND, INC.

MUNIYIELD MICHIGAN INSURED FUND II, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NY1 5324319v2

MUNIENHANCED FUND, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD INSURED FUND, INC.

MUNIYIELD MICHIGAN INSURED FUND II, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

P.O. BOX 9011

PRINCETON, NEW JERSEY 08543-9011

NOTICE OF 2003 ANNUAL MEETINGS OF STOCKHOLDERS

April 28, 2003

To the Stockholders:

Notice is hereby given that the 2003 Annual Meeting of Stockholders (the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, April 28, 2003 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	To elect Board Members (which term as used herein refers to both Directors and Trustees, as applicable) to serve for the ensuing year and until their successors have been duly elected and qualified or until their earlier resignation or removal; and

(2)	To transact such other business as may properly come before the Meetings or any adjournment thereof.

The Board Members of each Fund have fixed the close of business on February 28, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

You are cordially invited to attend any Meeting at which you may vote shares. Stockholders who do not expect to attend any such Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Boards of Directors/Trustees

BRIAN D. STEWART

Secretary of MuniEnhanced Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.

Plainsboro, New Jersey

Dated: March 14, 2003

COMBINED PROXY STATEMENT

MUNIENHANCED FUND, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD INSURED FUND, INC.

MUNIYIELD MICHIGAN INSURED FUND II, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011

Princeton, New Jersey 08543-9011

2003 ANNUAL MEETINGS OF STOCKHOLDERS

April 28, 2003

The Funds will be referred to throughout this Combined Proxy Statement as listed below.

Fund	Term used in this Combined Proxy Statement
MuniEnhanced Fund, Inc.	MuniEnhanced
MuniYield Arizona Fund, Inc.	AZ Fund
MuniYield California Fund, Inc.	CA Fund
MuniYield California Insured Fund, Inc.	CA Insured
MuniYield Florida Fund	FL Fund
MuniYield Fund, Inc.	MY Fund
MuniYield Insured Fund, Inc.	MY Insured
MuniYield Michigan Insured Fund II, Inc.	MI Insured II
MuniYield New Jersey Fund, Inc.	NJ Fund
MuniYield New York Insured Fund, Inc.	NY Insured Fund
MuniYield Quality Fund, Inc.	Quality Fund
MuniYield Quality Fund II, Inc.	Quality Fund II

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Directors or the Board of Trustees, as applicable) of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2003 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, April 28, 2003 at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is March 21, 2003.

Each Fund is organized as a Maryland corporation, except FL Fund, which is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or common shares of beneficial interest of a Fund are referred to herein as “Shares;” the outstanding Shares together with the outstanding auction market preferred stock or auction market preferred shares (“AMPS”) of a Fund are referred to collectively as “Capital Stock;” holders of Shares or AMPS are referred to as “stockholders;” the directors or trustees of each Fund are referred to as “Board Members;” each Fund’s investment adviser is referred to as the “Investment Adviser;” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as the Fund’s “charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

All properly executed proxies received prior to the Meetings will be voted at the applicable Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board Member nominees of the applicable Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of each Fund has fixed the close of business on Friday, February 28, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares or AMPS.

The Board of each Fund knows of no business other than the election of Board Members that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their best judgment.

ITEM 1.    ELECTION OF BOARD MEMBERS

At the Meetings for all the Funds, the Board Member nominees will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier resignation or removal. The Board Member nominees are James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud. Certain biographical and other information relating to the Board Member nominees is set forth in Exhibit B.

With respect to each Fund in this Combined Proxy Statement, it is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

(1)  All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the two (2) persons designated in Exhibit B as Board Members to be elected by holders of AMPS; and

(2)  All properly executed proxies of the holders of Shares and AMPS, voting together as a single class, will be voted “FOR” the six (6) persons designated in Exhibit B as Board Members to be elected by holders of Shares and AMPS.

The Board of each Fund knows of no reason why the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board may recommend.

Audit Committee Report.    The Board of each Fund has a standing Audit Committee (the “Committee”), which consists of the Board Members who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended, (the “Investment Company Act”), and who are “independent” as defined in the listing standards of the New York Stock Exchange or the American Stock Exchange, as applicable (each a “non-interested Board Member”). Currently, Ms. Ramo and Messrs. Bodurtha, Grills, London, Perold, Salomon and Swensrud are non-interested Board Members with respect to each Fund and are members of the Committee of each Fund. The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

Each Fund’s Board has adopted a written Charter for the Committee, which is attached as Exhibit D to this Combined Proxy Statement. Each Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP (“E&Y”), the independent auditors for MY Insured and from Deloitte & Touche LLP (“D&T”), the independent auditors for the other Funds in this Combined Proxy Statement, and has discussed with D&T and E&Y such firm’s independence with respect to each applicable Fund and (b) discussed with E&Y and D&T, as applicable, certain matters required to be discussed by Statements on Auditing Standards No. 61, as may be modified or supplemented. Each Committee has considered whether the provision of non-audit services by the Funds’ independent auditors is compatible with maintaining the independence of those auditors.

Each Committee also reviews and discusses the audit of each Fund’s financial statements with Fund management and the independent auditors. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s annual report, the Committee would be notified by Fund management or the independent auditors. The Committees received no such notifications for any of the Funds. Following each Committee’s review and discussions regarding the audit of the Fund’s financial statements with management and independent auditors, the Committee recommended to the Board Members that the Fund’s audited financial statements be included in that Fund’s Annual Report to Stockholders.

In addition to the above, each Committee also reviews and nominates candidates to serve as non-interested Board Members. Each Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings.    The number of Committee and Board meetings held during each Fund’s last fiscal year is set forth in Exhibit B. During each Fund’s last fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board and, if a member, the total number of meetings of the Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.    Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of a Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission

(“SEC”), and the New York Stock Exchange or the American Stock Exchange, as applicable. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Person.    Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(l9) of the Investment Company Act. Mr. Glenn is the President of each Fund. See Exhibit B to this Combined Proxy Statement.

Compensation of Board Members.    The Investment Adviser pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund currently pays fees to each non-interested Board Member. Each non-interested Board Member receives an aggregate annual retainer of $132,000 for his or her services to multiple investment companies advised by the Investment Adviser, FAM, or its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM/FAM-advised funds”), including the Funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Board Member receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-interested Board Member aggregate $100,000 for all MLIM/FAM-advised funds for which that Board Member serves and are allocated equally among those funds. See Exhibit B — “Board and Committee Meetings” for information about the annual and per meeting fees paid by these Funds.

Each Fund also reimburses the non-interested Board Members for actual out-of-pocket expenses relating to attendance at meetings. Information relating to the aggregate fees and expenses paid by each Fund to its non-interested Board Members during the Fund’s most recently completed fiscal year is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds.    Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership.    Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Board Member nominee: (i) the number of Shares and AMPS of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all MLIM/FAM-advised funds. As of the Record Date, other than Mr. Glenn, no Board Member nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Capital Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of each Fund recommends that the stockholders of that Fund vote FOR the election of the Board Member nominees.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Quorum; Voting Rights and Required Vote

The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Capital Stock of the Funds.

In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the Capital Stock of each Fund, present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to be borne by each Fund of approximately $3,500, plus out-of-pocket expenses, estimated to be $500 per Fund.

For each of the Funds, a quorum consists of a majority of the Capital Stock entitled to vote at the Meeting. With respect to Item 1, “Election of Board Members,” holders of AMPS, voting separately as a class, are entitled to elect two Board Members, and holders of Capital Stock, voting together as a single class, are entitled to elect the remaining Board Members. Assuming a quorum is present, (A) with respect to each Fund except FL Fund, (i) election of the two Board Members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board Members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; (B) with respect to FL Fund, (i) election of the two Board Members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS represented at the Meeting in person or by proxy and (ii) election of the remaining Board Members will require the affirmative vote of a majority of the shares of Capital Stock represented at the Meeting in person or by proxy voting together as a single class. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of votes cast.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Board Member nominees.

Non-Votes by Brokers and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange or the American Stock Exchange, as applicable, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions, and such shares will be included in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Properly executed proxies that are returned to any Fund but that are marked “abstain” will be counted as present for purposes of a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and non-votes by brokers will not be counted as votes cast. Therefore, abstentions and non-votes by brokers will not have an effect on the vote on Item l in the case of all Funds except FL Fund; in the case of FL Fund, abstentions and non-votes by brokers will have the same effect as a vote against Item I.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recently completed fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in each Fund’s report to stockholders; (ii) all other audit related services provided to each Fund; and (iii) all other non-audit services provided to each Fund, its Investment Adviser, and entities controlling, controlled by or under common control with the Investment Adviser that provide services to each Fund. For each Fund’s most recently completed fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, its Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

Fund	Independent Auditors	Audit Fees Charged to the Fund ($)	Other Audit Related Fees Charged to the Fund ($)		Other† Fees ($)	Fiscal Year End
MuniEnhanced	D&T	25,000	17,350		5,120,200	1/31/03
AZ Fund	D&T	18,800	20,400		5,120,200	10/31/02
CA Fund	D&T	27,500	20,400		5,120,200	10/31/02
CA Insured	D&T	27,200	20,400		5,120,200	10/31/02
FL Fund	D&T	26,800	20,400		5,120,200	10/31/02
MY Fund	D&T	31,600	20,400		5,120,200	10/31/02
MY Insured	E&Y	44,175	16,740	*	—	10/31/02
MI Insured II	D&T	26,000	20,400		5,120,200	10/31/02
NJ Fund	D&T	30,300	20,400		5,120,200	11/30/02
NY Insured Fund	D&T	30,100	20,400		5,120,200	10/31/02
Quality Fund	D&T	29,400	20,400		5,120,200	10/31/02
Quality Fund II	D&T	27,500	20,400		5,120,200	10/31/02

†	Includes fees billed for non-audit services rendered to each Fund, FAM, MLIM and any entity controlling, controlled by, or under common control with FAM or MLIM, during the year ended December 31, 2002.
*	Other audit related fees charged to the Fund includes $4,740 in tax return review fees and $12,000 in other audit related services. Audit fees charged to other funds within the complex were $516,505. Tax return review fees and fees for other audit related services for those funds were $89,510 and $72,000, respectively.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

If a Fund’s stockholder intends to present a proposal at the next Annual Meeting of Stockholders, which is anticipated to be held in April 2004, and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 15, 2003. The persons named as proxies in the proxy materials for the next Annual Meeting of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the applicable Fund by February 5, 2004. Written proposals and notices should be sent to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Boards of Directors/Trustees

BRIAN D. STEWART

Secretary of MuniEnhanced Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc,. MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.

Dated: March 14, 2003

EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit A	Fiscal Year end	State of Organization	Meeting Time
MuniEnhanced Fund, Inc.	MuniEnhanced	1/31	MD	11:30 a.m.
MuniYield Arizona Fund, Inc.	AZ Fund	10/31	MD	12:00 p.m.
MuniYield California Fund, Inc.	CA Fund	10/31	MD	12:30 p.m.
MuniYield California Insured Fund, Inc.	CA Insured	10/31	MD	1:00 p.m.
MuniYield Florida Fund	FL Fund	10/31	MA	1:30 p.m.
MuniYield Fund, Inc.	MY Fund	10/31	MD	2:00 p.m.
MuniYield Insured Fund, Inc.	MY Insured	10/31	MD	2:30 p.m.
MuniYield Michigan Insured Fund II, Inc.	MI Insured II	10/31	MD	3:00 p.m.
MuniYield New Jersey Fund, Inc.	NJ Fund	11/30	MD	3:30 p.m.
MuniYield New York Insured Fund, Inc.	NY Insured Fund	10/31	MD	4:00 p.m.
MuniYield Quality Fund, Inc.	Quality Fund	10/31	MD	4:30 p.m.
MuniYield Quality Fund II, Inc.	Quality Fund II	10/31	MD	5:00 p.m.

	Shares of Capital Stock Outstanding as of the Record Date
Fund	Shares	AMPS
MuniEnhanced	29,369,874	6,000
AZ Fund	4,453,157	1,212
CA Fund	21,295,255	5,600
CA Insured	34,361,200	9,200
FL Fund	13,551,880	3,800
MY Fund	44,430,631	11,720
MY Insured	62,099,095	17,600
MI Insured II	12,046,591	3,560
NJ Fund	14,203,242	3,900
NY Insured Fund	39,445,962	10,360
Quality Fund	30,425,258	8,000
Quality Fund II	22,366,930	6,000

A-1

EXHIBIT B

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in Exhibit A and in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO BOARD MEMBER NOMINEES

Biographical Information

Certain biographical and other information relating to the Board Member nominee who is an “interested person,” as defined in the Investment Company Act, of each Fund, is set forth below:

Name, Address and Age of Board Member Nominee	Position(s) Held with each Fund(2)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen(3)	Public Directorships
Terry K. Glenn (62)*(1) P.O. Box 9011 Princeton, New Jersey 08543-9011	Board Member and President (4)

Chairman of the MLIM/FAM-Advised Funds since 1999; Chairman (Americas Region) of FAM and MLIM from 2000 to 2002; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) from 1983 to 2000; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

			118 registered investment companies consisting of 163 portfolios	None

*	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
(1)	Mr. Glenn was elected President of each Fund in 1999 and serves at the pleasure of the Board. Prior to that he served as Executive Vice President of each Fund.
(2)	For information as to the length of time served on each Board, see table following this chart.
(3)	The complex of funds advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM/FAM-Advised Funds”).
(4)	See Exhibit C.

Certain biographical and other information relating to the Board Member nominees who are not “interested persons,” as defined in the Investment Company Act, of the Funds is set forth below:

Name, Address* and Age of Board Member Nominees**	Position(s) Held with Each Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
James H. Bodurtha (59)	Board Member

Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Director and Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

			42 registered investment companies consisting of 60 portfolios	None

Joe Grills (67)	Board Member

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

			42 registered investment companies consisting of 60 portfolios	Kimco Realty Corporation

Herbert I. London (64)	Board Member

John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

			42 registered investment companies consisting of 60 portfolios	None

Name, Address* and Age of Board Member Nominees**	Position(s) Held with Each Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships

André F. Perold (50)	Board Member

Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Trustee, Commonfund from 1989 to 2001; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.

			42 registered investment companies consisting of 60 portfolios	None
Roberta Cooper Ramo (60)	Board Member

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director of Coopers Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976.

			42 registered investment companies consisting of 60 portfolios	None
Robert S. Salomon, Jr. (66)	Board Member

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from l975 to 1991; Trustee, Commonfund from 1980 to 2002.

			42 registered investment companies consisting of 60 portfolios	None
Stephen B. Swensrud (69)	Board Member

Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.

			42 registered investment companies consisting of 60 portfolios	None

*	The address of each Board Member is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Board Member nominee is a member of the Audit Committee of each Fund.
(1)	For information as to the length of time served on the Board, see table following this chart.

Year in Which Each Nominee Became a Board Member of the Funds on

Whose Board He or She Serves

Fund	Bodurtha	Glenn	Grills	London	Perold	Ramo	Salomon	Swensrud
MuniEnhanced	1995	1999	2002	1989	1989	1999	2002	2002
AZ Fund	1995	1999	2002	1992	1992	1999	2002	2002
CA Fund	1995	1999	2002	1992	1992	1999	2002	2002
CA Insured	1995	1999	2002	1992	1992	1999	2002	2002
FL Fund	1995	1999	2002	1992	1992	1999	2002	2002
MY Fund	1995	1999	2002	1992	1992	1999	2002	2002
MY Insured	2002	1999	1994	2002	2002	2002	1996	1992
MI Insured II	1995	1999	2002	1992	1992	1999	2002	2002
NJ Fund	1995	1999	2002	1992	1992	1999	2002	2002
NY Insured Fund	1995	1999	2002	1992	1992	1999	2002	2002
Quality Fund	1995	1999	2002	1992	1992	1999	2002	2002
Quality Fund II	1995	1999	2002	1992	1992	1999	2002	2002

Set forth in the table below, with respect to the applicable Funds, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

Fund	Nominees to be Elected by Holders of AMPS		Nominees to be Elected by Holders of Shares and AMPS
MuniEnhanced	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
AZ Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
CA Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
CA Insured	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
FL Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
MY Fund	Herbert I. London	James H. Bodurtha	Terry K. Glenn Joe Grills André F. Perold	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
MY Insured	Robert S. Salomon, Jr.	James H. Bodurtha	Terry K. Glenn Joe Grills Herbert I. London	André F. Perold Roberta Cooper Ramo Stephen B. Swensrud
MI Insured II	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
NJ Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud

Fund	Nominees to be Elected by Holders of AMPS		Nominees to be Elected by Holders of Shares and AMPS
NY Insured Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
Quality Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud
Quality Fund II	Herbert I. London	James H. Bodurtha	Terry K. Glenn Joe Grills André F. Perold	Roberta Cooper Ramo Robert S. Salomon, Jr. Stephen B. Swensrud

Ownership of Shares and AMPS

Information relating to the share ownership by the Board Member nominees as of the Record Date is set forth in the chart below.

Nominee	Fund	No. of Shares	No. of AMPS
Terry K. Glenn	MY Fund Quality Fund	14,961 5,109	None None
James H. Bodurtha	MuniEnhanced Quality Fund	480 374	None None
Joe Grills	None	N/A	N/A
Herbert I. London	None	N/A	N/A
André F. Perold	None	N/A	N/A
Roberta Cooper Ramo	None	N/A	N/A
Robert S. Salomon, Jr	None	N/A	N/A
Stephen B. Swensrud	None	N/A	N/A

Aggregate Dollar Range of Equity Securities in each Fund
	Bodurtha	Glenn*	Grills	London	Perold	Ramo	Salomon	Swensrud
MuniEnhanced	$1-$10,000	None	None	None	None	None	None	None
AZ Fund	None	None	None	None	None	None	None	None
CA Fund	None	None	None	None	None	None	None	None
CA Insured	None	None	None	None	None	None	None	None
FL Fund	None	None	None	None	None	None	None	None
MY Fund	None	Over $100,000	None	None	None	None	None	None
MY Insured	None	None	None	None	None	None	None	None
MI Insured II	None	None	None	None	None	None	None	None
NJ Fund	None	None	None	None	None	None	None	None
NY Insured Fund	None	None	None	None	None	None	None	None
Quality Fund	$1-$10,000	$50,001- $100,000	None	None	None	None	None	None
Quality Fund II	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Securities in All Registered Funds Overseen by Nominee in Merrill Lynch Family of Funds	$50,001- $100,000	Over $100,000	Over $100,000	$50,001- $100,000	None	$50,001-$100,000	None	None

*	Mr. Glenn is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Investment Company Act.

Board and Committee Meetings

Set forth in the table below is information regarding Board and Committee meetings held and the aggregate fees and expenses paid by each Fund to the non-interested Board Members during the Fund’s most recently completed fiscal year.

	Board			Audit Committee			Aggregate Fees and Expenses ($)
	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**
MuniEnhanced	6	1,130	170	4	1,130	170	31,143
AZ Fund	11	500	65	4	500	65	12,732
CA Fund	10	1,130	160	4	1,130	160	26,174
CA Insured	12	1,000	155	4	1,000	155	25,514
FL Fund	12	810	125	4	810	125	21,430
MY Fund	11	1,625	250	4	1,625	250	43,698
MY Insured	9	2,500	625	4	2,500	625	65,274
MI Insured II	9	630	95	4	630	95	16,999
NJ Fund	9	810	125	4	810	125	22,699
NY Insured Fund	10	1,750	265	4	1,750	265	45,386
Quality Fund	11	1,440	220	4	1,440	220	37,527
Quality Fund II	11	1,060	155	4	1,060	155	24,895

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

Compensation of Board Members

Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Board Members during each Fund’s most recently completed fiscal year.

	Compensation from Fund ($)*
	Bodurtha	Grills	London	Perold	Ramo	Salomon	Swensrud
MuniEnhanced	4,012	3,332	4,012	4,012	4,012	3,332	3,332
AZ Fund	1,913	973	1,913	1,913	1,913	973	973
CA Fund	4,639	2,278	4,639	4,639	4,639	2,278	2,278
CA Insured	4,293	1,787	4,293	4,293	4,293	1,787	1,787
FL Fund	3,440	1,695	3,440	3,440	3,440	1,695	1,695
MY Fund	7,315	3,396	7,315	7,315	7,315	3,396	3,396
MY Insured	4,833	11,917	4,833	4,833	4,833	11,917	11,917
MI Insured II	2,587	1,305	2,587	2,587	2,587	1,305	1,305
NJ Fund	3,621	1,830	3,621	3,621	3,621	1,830	1,830
NY Insured Fund	7,490	3,632	7,490	7,490	7,490	3,632	3,632
Quality Fund	6,160	3,000	6,160	6,160	6,160	3,000	3,000
Quality Fund II	4,452	2,167	4,452	4,452	4,452	2,167	2,167

*	No pension or retirement benefits are accrued as part of Fund expenses.

Set forth in the table below is information regarding the aggregate compensation paid by MLIM/FAM-Advised Funds, to non-interested Board Members for the year ended December 31, 2002.

Name of Board Member	Aggregate Compensation Paid to Board Members by MLIM/FAM-Advised Funds
James H. Bodurtha	$276,150
Joe Grills	$266,097
Herbert I. London	$276,150
André F. Perold	$276,150
Roberta Cooper Ramo	$276,150
Robert S. Salomon, Jr	$255,647
Stephen B. Swensrud	$315,564

EXHIBIT C

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in Exhibit A, Exhibit B and in the Combined Proxy Statement to which the Exhibit is attached.

INFORMATION PERTAINING TO OFFICERS

Certain biographical and other information relating to the officers of each Fund is set forth below:

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years
William R. Bock (66)	Vice President of FL Fund MY Insured	Vice President since 2002 2001	Vice President of MLIM since 1989.

Donald C. Burke (42)	Vice President and Treasurer of MuniEnhanced AZ Fund CA Fund CA Insured FL Fund MY Fund MY Insured MI Insured II NJ Fund NY Insured Fund Quality Fund Quality Fund II	Vice President and Treasurer since 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999 1993/1999

First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

Terry K. Glenn (62)*(1)	President of MuniEnhanced AZ Fund CA Fund CA Insured FL Fund MY Fund MY Insured MI Insured II NJ Fund NY Insured Fund Quality Fund Quality Fund II	President since 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999

Chairman of the MLIM/FAM-Advised Funds since 1999; Chairman (Americas Region) from 2000 to 2002; Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) from 1983 to 2000; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years

Kenneth A. Jacob (51)	Senior Vice President of MuniEnhanced AZ Fund CA Fund CA Insured FL Fund MY Fund MY Insured MI Insured II NJ Fund NY Insured Fund Quality Fund Quality Fund II	Senior Vice President since 2001 2001 2001 2002 2001 2001 2002 2002 2001 2001 2001 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

Theodore R. Jaeckel, Jr. (43)	Vice President of MY Fund NJ Fund	Vice President since 2003 1997	Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997; Vice President of MLIM since 1991.

Michael Kalinoski (32)	Vice President of MuniEnhanced AZ Fund Quality Fund Quality Fund II	Vice President since 2002 1999 1999 2000	Vice President and Portfolio Manager of MLIM since 1999; Head Municipal Bond Trader with Stong Funds from 1996 to 1999.

John M. Loffredo (39)	Senior Vice President of MuniEnhanced AZ Fund CA Fund CA Insured FL Fund MY Fund MY Insured MI Insured II NJ Fund NY Insured Fund Quality Fund Quality Fund II	Senior Vice President since 2001 2001 2001 2003 2001 2001 2002 2003 2001 2001 2001 2001	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.

Walter O’Connor (41)	Vice President of CA Fund NY Insured Fund	Vice President since 1995 2002	Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997.

Roberto W. Roffo (37)	Vice President of CA Insured	Vice President since 1992	Vice President of MLIM since 1996; Portfolio Manager with MLIM since 1992.

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years

Brian D. Stewart (33)	Secretary of MuniEnhanced AZ Fund CA Fund CA Insured FL Fund MY Fund MY Insured MI Insured II NJ Fund NY Insured Fund Quality Fund Quality Fund II	Secretary since 2003 2003 2003 2003 2003 2003 2003 2003 2003 2003 2003 2003	Vice President of MLIM since 2002; attorney with Reed Smith LLP from 2001 to 2002; attorney with Saul Ewing LLP from 1999 to 2001.

Fred K. Stuebe (52)	Vice President of MI Insured II	Vice President since 2003	Vice President and Portfolio Manager of MY MI since 1995.

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of the Fund(s) for which he or she serves as an officer.

EXHIBIT D

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS/TRUSTEES

FOR EXCHANGE LISTED FUNDS

Although the audit committee of an investment company also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendices A and B hereto has adopted the following audit committee charter:

I.    Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)  each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b)  each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c)  each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d)  each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)  at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.    Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, is directly responsible for the appointment, compensation, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors/Trustees with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants report directly to the Audit Committee.

III.    Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)  upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request: (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;

(b)  to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;

(c)  to preapprove all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the 1934 Act; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

(d)  to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(e)  to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non- audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(f)  to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g)  to review and discuss the Fund’s audited financial statements with Fund management;

(h)  to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i)  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

*	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
**	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

(j)  to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k)  to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l)  to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m)  to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n)  to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o)  to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p)  to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(q)  to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r)  to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees; and

(s)  to perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as applicable, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV.    Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.    Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

Dated: June 6, 2000

Revised: April 11, 2001

Further Revised: October 29, 2002

[For Funds listed on Appendix A]

Dated: May 23, 2000

Revised: March 31, 2001

Further Revised: October 29, 2002

[For Funds listed on Appendix B]

APPENDIX A

MuniYield Insured Fund, Inc.

APPENDIX B

MuniEnhanced Fund, Inc.

MuniYield Arizona Fund, Inc.

MuniYield California Fund, Inc.

MuniYield California Insured Fund, Inc.

MuniYield Florida Fund

MuniYield Fund, Inc.

MuniYield Michigan Insured Fund II, Inc.

MuniYield New Jersey Fund, Inc.

MuniYield New York Insured Fund, Inc.

MuniYield Quality Fund, Inc.

MuniYield Quality Fund II, Inc.

                                                                    COMMON STOCK

                             MUNIENHANCED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniEnhanced Fund, Inc.
(the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All    To withhold authority to vote for
           All         All        Except    certain nominees only, mark "For All
           [ ]         [ ]         [ ]      Except" and write each such
                                            nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud               ________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:       , 2003

                                           X___________________________
                                           Signature

                                           X___________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                AUCTION MARKET
                                                               PREFERRED STOCK

                             MUNIENHANCED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniEnhanced Fund,
Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud               ________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X________________________
                                           Signature

                                           X________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                   COMMON STOCK

                          MUNIYIELD ARIZONA FUND, INC.

                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Arizona Fund,
Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]         [ ]     Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud               ________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:        , 2003

                                           X__________________________
                                           Signature

                                           X__________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                              AUCTION MARKET
                                                             PREFERRED STOCK

                          MUNIYIELD ARIZONA FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Arizona
Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud               ________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X____________________________
                                           Signature

                                           X____________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                   COMMON STOCK

                         MUNIYIELD CALIFORNIA FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Fund,
Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud               ________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:          , 2003

                                           X___________________________
                                           Signature

                                           X___________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                AUCTION MARKET
                                                               PREFERRED STOCK

                         MUNIYIELD CALIFORNIA FUND, INC.
                                  P.O. Box 9011
                              Princeton, New Jersey
                                   08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield California
Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud               _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_________________________
                                           Signature

                                           X_________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK

                     MUNIYIELD CALIFORNIA INSURED FUND, INC.
                                  P.O. Box 9011
                              Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California
Insured Fund, Inc. (the "Fund") held of record by the undersigned on February
28, 2003 at the annual meeting of stockholders of the Fund to be held on April
28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud               ________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:             , 2003

                                           X_____________________________
                                           Signature

                                           X_____________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                              AUCTION MARKET
                                                             PREFERRED STOCK

                     MUNIYIELD CALIFORNIA INSURED FUND, INC.
                                  P.O. Box 9011
                              Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield California
Insured Fund, Inc. (the "Fund") held of record by the undersigned on February
28, 2003 at the annual meeting of stockholders of the Fund to be held on April
28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud               _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X__________________________
                                           Signature

                                           X__________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                   COMMON SHARES

                             MUNIYIELD FLORIDA FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of beneficial interest of MuniYield Florida
Fund (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of shareholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Trustees

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud               ________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:             , 2003

                                           X_____________________________
                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                              AUCTION MARKET
                                                            PREFERRED SHARES

                             MUNIYIELD FLORIDA FUND
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Trustees

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida
Fund (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of shareholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Trustees

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud               _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When shares are held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_____________________________
                                           Signature

                                           X_____________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK

                              MUNIYIELD FUND, INC.
                                  P.O. Box 9011
                         Princeton, New Jerse 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Fund, Inc. (the
"Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) Terry K. Glenn
     02) Joe Grills
     03) Andre F. Perold
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud               ________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:             , 2003

                                           X_____________________________
                                           Signature

                                           X_____________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                               AUCTION MARKET
                                                              PREFERRED STOCK

                              MUNIYIELD FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Fund, Inc.
(the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

           For       Withhold    For All   To withhold authority to vote for
           All         All        Except   certain nominees only, mark "For All
           [ ]         [ ]          [ ]    Except" and write each such
                                           nominee's number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud               _______________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X__________________________
                                           Signature

                                           X__________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                   COMMON STOCK

                          MUNIYIELD INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Insured Fund,
Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For       Withhold    For All    To withhold authority to vote for
        All         All       Except     certain nominees only, mark "For All
        [ ]         [ ]        [ ]       Except" and write each such nominee's
                                         number on the line below.

     01) Terry K. Glenn
     02) Joe Grills
     03) Herbert I. London
     04) Andre F. Perold
     05) Roberta Cooper Ramo
     06) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:             , 2003

                                           X_______________________________
                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                          MUNIYIELD INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Insured
Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For       Withhold    For All    To withhold authority to vote for
        All         All        Except    certain nominees only, mark "For All
        [ ]         [ ]         [ ]      Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK

                    MUNIYIELD MICHIGAN INSURED FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Michigan Insured
Fund II, Inc. (the "Fund") held of record by the undersigned on February 28,
2003 at the annual meeting of stockholders of the Fund to be held on April 28,
2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For       Withhold    For All    To withhold authority to vote for
        All         All        Except    certain nominees only, mark "For All
        [ ]         [ ]         [ ]      Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:             , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                    MUNIYIELD MICHIGAN INSURED FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan
Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February
28, 2003 at the annual meeting of stockholders of the Fund to be held on April
28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For       Withhold    For All    To withhold authority to vote for
        All         All        Except    certain nominees only, mark "For All
        [ ]         [ ]         [ ]      Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK

                         MUNIYIELD NEW JERSEY FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New Jersey Fund,
Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For       Withhold    For All    To withhold authority to vote for
        All         All       Except     certain nominees only, mark "For All
        [ ]         [ ]        [ ]       Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:             , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                         MUNIYIELD NEW JERSEY FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey
Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For       Withhold    For All    To withhold authority to vote for
        All         All        Except    certain nominees only, mark "For All
        [ ]         [ ]         [ ]      Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK

                      MUNIYIELD NEW YORK INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New York Insured
Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For   Withhold    For All        To withhold authority to vote for
        All    All        Except         certain nominees only, mark "For All
        [ ]    [ ]         [ ]           Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:             , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                      MUNIYIELD NEW YORK INSURED FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New York
Insured Fund, Inc. (the "Fund") held of record by the undersigned on February
28, 2003 at the annual meeting of stockholders of the Fund to be held on April
28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For   Withhold    For All        To withhold authority to vote for
        All     All       Except         certain nominees only, mark "For All
        [ ]     [ ]         [ ]          Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK

                          MUNIYIELD QUALITY FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund,
Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

         1.   Election of Directors

        For   Withhold    For All        To withhold authority to vote for
        All     All       Except         certain nominees only, mark "For All
        [ ]     [ ]         [ ]          Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:            , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                          MUNIYIELD QUALITY FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality
Fund, Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For   Withhold    For All        To withhold authority to vote for
        All     All       Except         certain nominees only, mark "For All
        [ ]     [ ]        [ ]           Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK

                         MUNIYIELD QUALITY FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund II,
Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For   Withhold    For All        To withhold authority to vote for
        All     All       Except         certain nominees only, mark "For All
        [ ]     [ ]        [ ]           Except" and write each such nominee's
                                         number on the line below.

     01) Terry K. Glenn
     02) Joe Grills
     03) Andre F. Perold
     04) Roberta Cooper Ramo
     05) Robert S. Salomon, Jr.
     06) Stephen B. Swensrud              _________________________________

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK

                         MUNIYIELD QUALITY FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and
Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund
II, Inc. (the "Fund") held of record by the undersigned on February 28, 2003 at the annual meeting of stockholders of the Fund to be held on April 28, 2003 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote "FOR" Proposal
1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)
         Please mark boxes /X/ or [X] in blue or black ink.

     1.  Election of Directors

        For   Withhold    For All        To withhold authority to vote for
        All     All       Except         certain nominees only, mark "For All
        [ ]     [ ]        [ ]           Except" and write each such nominee's
                                         number on the line below.

     01) James H. Bodurtha
     02) Terry K. Glenn
     03) Joe Grills
     04) Herbert I. London
     05) Andre F. Perold
     06) Roberta Cooper Ramo
     07) Robert S. Salomon, Jr.
     08) Stephen B. Swensrud

     2.  In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                           Please sign exactly as name appears
                                           hereon. When stock is held by joint
                                           tenants, both should sign. When
                                           signing as attorney or as executor,
                                           administrator, trustee or guardian,
                                           please give full title as such. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

                                           Dated:           , 2003

                                           X_______________________________

                                           Signature

                                           X_______________________________
                                           Signature, if held jointly

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.